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                   AMENDED AND RESTATED STOCK OPTION AGREEMENT


            AGREEMENT made on November 15, 1994, by and between FREEDOM CHEMICAL COMPANY, a Delaware corporation (the "Company") and THE FREEDOM GROUP PARTNERSHIP, a Pennsylvania limited partnership ("Freedom"), the general and limited partners of which are Freedom Investment Corp., a corporation controlled by Harold A. Sorgenti ("Sorgenti") and RULCO, Inc., a corporation controlled by Fred P. Rullo ("Rullo"). Sorgenti and Rullo are hereinafter referred to as the "Executives".

            WHEREAS, pursuant to an agreement entered into on May 26, 1994 (the "Kalama Option Agreement"), the Company granted to Freedom a non-qualified stock option to acquire an aggregate of 1,981 shares of the Company's Common Stock, par value $100.00 per share (the "Common Stock") on the terms set forth therein;

            WHEREAS, the Company has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to a public offering of 3,000,000 shares of the Company's Common Stock (the "Public Offering");

            WHEREAS, the Company has entered into an employment agreement with Sorgenti dated as of November 15, 1994 (such agreement together with any agreement replacing or amending such agreement being herein referred to as the "Sorgenti Employment Agreement");

            WHEREAS, the Company has entered into an employment agreement with Rullo dated as of November 15, 1994 (such agreement together with any agreement replacing or amending such agreement being herein referred to as the "Rullo Employment Agreement"; the Rullo Employment Agreement and the Sorgenti Employment Agreement are sometimes collectively referred to as the "Employment Agreements");

            WHEREAS, the Company and Freedom desire to amend and restate the Kalama Option Agreement in its entirety, such amendment and restatement to be contingent upon and effective with the consummation of the Public Offering;

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                  NOW, THEREFORE, the parties agree that, subject to the terms and conditions hereof, the Kalama Option Agreement shall be amended and restated in its entirety as follows:

            1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Employment Agreements.

            2. Grant of Option. Freedom is hereby granted a non-qualified stock option (the "Option") to purchase an aggregate of 1,981 shares (the "Option Shares") of Common Stock, pursuant to the terms of this Agreement. 1,188 of the shares subject to the Option are herein referred to as the "Sorgenti Shares" and 793 of the shares subject to the Option are herein referred to as the "Rullo Shares".

            3. Option Price. The exercise price of the Option shall be $105.40 per share of Common Stock issuable thereunder.

            4. Conditions to Exercisability.

                  (a) The Option is immediately exercisable with respect to forty percent (40%) of the Option Shares covered hereby. The Option will become exercisable with respect to (i) an additional twenty percent (20%) of the Sorgenti Shares subject hereto on each of May 4, 1995, May 4, 1996, and May 4, 1997; provided that Sorgenti is employed by the Company on such date and (ii) an additional twenty percent (20%) of the Rullo Shares subject hereto on each of May 4, 1995, May 4, 1996 and May 4, 1997; provided that Rullo is employed by the Company on such date.

                  (b) Notwithstanding the foregoing, this Option shall become immediately exercisable with respect to (i) one hundred percent (100%) of the Sorgenti Shares then unvested in the event the Sorgenti Employment Agreement is terminated by reason of the death or disability of Sorgenti or by the Company without Cause or by Sorgenti for Good Reason (in each case pursuant to and as defined in the Sorgenti Employment Agreement), (ii) one hundred percent (100%) of the Rullo Shares then unvested in the event the Rullo Employment Agreement is terminated by reason of the death or disability of Rullo or by the


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Company without Cause or by Rullo for Good Reason (in each case pursuant to and as defined in the Rullo Employment Agreement) and (iii) one hundred percent (100%) of the Option Shares then unvested in the event of a Change of Control of the Company (as defined in the Employment Agreements).

                  (c) Notwithstanding the foregoing, in the event JLL offers Common Stock to the public in an offering registered under the Securities Act of 1933 (the "Securities Act"), prior to May 4, 1997, and JLL participates in such offering by selling all or part of its holdings of Common Stock, this Option shall become immediately exercisable on the date of such offering to the extent and only to the extent necessary to enable Freedom to sell (if permitted by the underwriters) such number of Option Shares in the aggregate as would equal 25% of the shares sold by JLL. Freedom acknowledges and agrees that this Section 4(c) does not entitle Freedom to participate in any such public offering.

            5. Period of Option. The Option shall expire (i) with respect to one hundred percent (100%) of the Sorgenti Shares on the date six months following termination of Sorgenti's employment by the Company for any reason and (ii) with respect to one hundred percent (100%) of the Rullo Shares on the date six months following termination of Rullo's employment by the Company for any reason; in each such case this Option may be exercised (to the extent it has become exercisable pursuant to Section 4 above), in whole or in part (other than with respect to any fractional share), at any time prior to such expiration; provided, however, that if (i) Sorgenti's employment with the Company is terminated by reason of the death or disability of Sorgenti or by the Company without Cause or by Sorgenti for Good Reason, Freedom shall be entitled, for a period of one year following such termination, to exercise the Option with respect to one hundred percent (100%) of the Sorgenti Shares and if (ii) Rullo's employment with the Company is terminated by reason of the death or disability of Rullo or by the Company without Cause or by Rullo for Good Reason, Freedom shall be entitled, for a period of one year following such termination, to exercise the Option with respect to one hundred percent (100%) of the Rullo Shares.

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            6. Exercise of Option.

                  (a) The Option shall be exercised in the following manner:
Freedom, or the person or persons having the right to exercise the Option on behalf of Freedom, shall deliver to the Company written notice specifying the number of shares of Common Stock which it elects to purchase. Freedom (or such other person) must include with such notice full payment of the exercise price for the Common Stock being purchased pursuant to such notice. Payment of the exercise price must be made in cash or by certified or cashier's check.

                  (b) The Company may, if in its reasonable judgment determines it to be required under any applicable law, require that Freedom pay to the Company, at the time of exercise of any portion of the Option, any such additional amount as the Company deems necessary to satisfy its liability to withhold federal, state or local income tax or any other taxes incurred by reasons of the exercise or the transfer of shares of Common Stock thereupon.

                  (c) If any law, regulation or interpretation requires the Company to take any action regarding the Common Stock, before the Company issues certificates for the Common Stock being purchased, the Company may delay delivering the certificates for the Common Stock for the period necessary to take such action. The certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend restricting the transfer of such Common Stock, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

                  (d) Freedom will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of the issuance of a stock certificate to it for such shares of Common Stock and until the shares of Common Stock are paid in full.

            7. Representations and Covenants

                  (a) The Company represents and warrants and covenants that (i) this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable


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against it in accordance with its terms and (ii) the Company shall at all times during the term of this Agreement reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the obligations of the Company under this Agreement.


                  (b) Freedom represents and warrants that it is not a party to any agreement or instrument which would prevent it from entering into or performing its duties in any way under this Agreement.

                  (c) Freedom understands that the Option Shares have not been registered under the Securities Act and that it cannot offer for sale, sell or transfer such Option Shares unless such offer, sale or transfer has been registered under the Securities Act or unless an exemption from such registration is available.

            8. Transferability. Prior to vesting pursuant to Section 4 above, the Option may not be transferred other than to Sorgenti, Rullo, Freedom Investment Corp., RULCO, Inc. or pursuant to the laws of descent and distribution; provided, however, that to the extent the Option has become exercisable pursuant to Section 4 above, the Option may be transferred to a Permitted Transferee, provided that such Permitted Transferee agrees to be bound by all the terms and conditions of any stockholders agreement then in effect among Freedom, the Company and/or JLL. For purposes of this Agreement, a "Permitted Transferee" shall be (i) Freedom Investment Corp.; (ii) RULCO, Inc.;
(iii) an Executive; (iv) an Executive's spouse; (v) an Executive's children or stepchildren or their lineal descendants; (vi) any trust the beneficiary of which is an Executive's spouse, children, step-children or their lineal descendants and which is controlled by such Executive; or (vii) any affiliate of any of the foregoing. For purposes of clause (vi) above, a trust shall be deemed to be controlled by an Executive if that Executive has the power to direct the disposition of the assets transferred to such trust. In addition, Freedom shall be entitled to transfer to Donald W. McPhail an interest in not more than 5% of the Option, provided that Mr. McPhail agrees to be bound by all of the terms and conditions of any stockholders agreement then in effect among Freedom, the Company and/or JLL.

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            9. Adjustments. In the event of any increase, reduction, change or exchange of Option Shares for a different number or kind of shares or other securities of the Company by reasons of a reclassification, recapitalization, merger, consolidation, stock dividend or other similar event, the Board of Directors of the Company shall, in the exercise of its good faith judgment, conclusively determine the number and class of Option Shares subject hereto and the exercise price thereof to the extent it determines such adjustment to be appropriate to prevent any unfair change in Freedom's rights hereunder.

            10. Entire Agreement. This Agreement and the Employment Agreements contain all the understandings between the parties hereto pertaining to the matters referred to herein and therein, and supersede all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. Freedom represents that, in executing this Agreement, it does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter or effect of this Agreement or otherwise.

            11. Amendment or Modification, Waiver. No provision of this

Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by Freedom and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

            12. Effectiveness Conditioned Upon Public Offering. The amendments to the Kalama Option Agreement made by this Agreement are contingent upon and shall become effective upon the consummation of the Public Offering. In the event the Public Offering is not consummated by March 31, 1995, this Agreement shall terminate, be null and void and of no further force or effect and the Options shall be governed by the terms of the Kalama Option Agreement.


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            13. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

            To Freedom at:

                  The Freedom Group
                  Mellon Center
                  1735 Market Street
                  Philadelphia, Pennsylvania  19103
                  Attention:  Partner
                  Telecopy: (215) 979-3733

            To the Company at:

                  Freedom Chemical Company
                  Mellon Center
                  1735 Market Street
                  Philadelphia, Pennsylvania  19103
                  Attention:  President
                  Telecopy:  (215) 979-3733

            With a copy to:

                  Joseph Littlejohn & Levy
                  450 Lexington Avenue
                  New York, New York 10017
                  Attention: Yvonne V. Cliff
                  Telecopy: (212) 286-8626

            Any notice delivered personally or by courier under this Section 12 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.


            14. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the


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application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

            15. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

            16. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

            17. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

            18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              FREEDOM CHEMICAL COMPANY

                              By: /s/ Fred P. Rullo
                                  -------------------------
                                  Name:  Fred P. Rullo
                                  Title: President

                              THE FREEDOM GROUP PARTNERSHIP

                              By: FREEDOM INVESTMENT CORP.,
                                    a General Partner

                              By: /s/ Harold A. Sorgenti
                                  -------------------------
                                  Name:  Harold A. Sorgenti
                                  Title: President

                              By: RULCO, Inc.,
                                    a General Partner

                              By: /s/ Fred P. Rullo
                                  -------------------------
                                  Name: Fred P. Rullo
                                  Title: President


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